UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2017 (December 19, 2017)

HCA HEALTHCARE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-11239	27-3865930
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Park Plaza, Nashville, Tennessee		37203
(Address of principal executive offices)		(Zip Code)

(615) 344-9551

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 19, 2017, the Board of Directors (the “Board”) of HCA Healthcare, Inc. (the “Company”), based on the recommendation of the Nominating and Corporate Governance Committee of the Board, adopted an amendment and restatement of the Company’s Amended and Restated Bylaws (as so amended, the “Second Amended Bylaws”), which became effective immediately upon adoption by the Board. The amendments include the adoption of a new proxy access right for eligible stockholders and the removal of certain stockholder action by written consent provisions that ceased to be applicable once the Company was no longer controlled by Hercules Holding II.

Section 14 of Article II of the Second Amended Bylaws has been added to permit a stockholder or a group of up to 20 stockholders owning 3% or more of the Company’s common stock continuously for at least three years to nominate and include in the Company’s proxy materials for an annual meeting of stockholders director nominees constituting up to the greater of two or 20% of the Board, subject to certain limitations, if such nominating stockholders and nominees satisfy the applicable requirements. Pursuant to Section 14(E) of Article II of the Second Amended Bylaws, the foregoing proxy access right is subject to the procedural and disclosure requirements in Section 11 of Article II of the Second Amended Bylaws. In addition to these amendments, the Second Amended Bylaws include various conforming, technical and other non-substantive changes.

The foregoing description of the Second Amended Bylaws does not purport to be complete and is qualified in its entirety by reference to the Second Amended Bylaws, which are attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Second Amended and Restated Bylaws of HCA Healthcare, Inc. effective December 19, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2017	HCA HEALTHCARE, INC.

/s/ John M. Franck II
John M. Franck II
Vice President – Legal and Corporate Secretary